                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                   Current Report Pursuant Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): September 16, 2008

                                 Trimedyne, Inc.
                          (Exact Name of Registrant as
                            Specified in its Charter)

            Nevada                                       36-3094439
(State of Other Jurisdiction of               (IRS Employer Identification No.)
Incorporation or Organization)

                            25901 Commercentre Drive
                          Lake Forest, California 92630
                    (Address of Principal Executive Offices)


               Registrant's Telephone Number, Including Area Code:
                                 (949) 951-3800

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS

In a press release issued on September 16, 2008, Trimedyne, Inc.,(the "Company") announced that Richard F. Horowitz, a member of its Board of Directors, died following surgery in New York City on Thursday September 11, 2008, at the age of
67. Mr. Horowitz had served as a Director since April 1983 and also served as Chairman of the Audit Committee of the Board and as a member of each of the Compensation Committee and the Nominating and Governance Committee of the Company's Board of Directors. A copy of the press release is filed herewith as
Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The following exhibit is included with this Report:

99.1. Press Release dated September 16, 2008 entitled
"Trimedyne Mourns the Death of Director."

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


                                                 Trimedyne, Inc.

Date:  September 16, 2008                 By     /s/ Marvin P. Loeb
                                              ------------------------
                                                        Marvin P. Loeb
                                               Chief Executive Officer


Date:  September 16, 2008                 By     /s/ Jeffrey S. Rudner
                                              ------------------------
                                                     Jeffrey S. Rudner
                                              Chief Accounting Officer

                                 EXHIBIT INDEX
                                 -------------

Exhibit No. Description
----------- -----------
99.1.       Press Release dated September 16, 2008 entitled
            "Trimedyne, Mourns the Death of Director"